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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report September 7, 2000
                                       -----------------
                        (Date of earliest event reported)


                               VISTEON CORPORATION
                              --------------------
             (Exact name of registrant as specified in its charter)



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
                Delaware                                  1-15827                          38-3519512
                --------                                  -------                          ----------
(State or other jurisdiction of incorporation)    (Commission File Number)      (IRS Employer Identification No.)


 5500 Auto Club Drive, Dearborn, Michigan                                                  48126
------------------------------------------                                                ---------
(Address of principal executive offices)                                                  (Zip Code)



        Registrant's telephone number, including area code (800)-VISTEON







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ITEM 5.   OTHER EVENTS.

         On September 7, 2000, we issued a press release concerning the appointment of a President and Chief Operating Officer. The press release, filed as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit No.                Description
-----------                -----------
99.1                       Press release dated September 7, 2000

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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            VISTEON CORPORATION




Date:  September 7, 2000                    By:  /s/ Stacy L. Fox
                                                 -------------------------------
                                                 Stacy L. Fox
                                                 Senior Vice President,
                                                 General Counsel and Secretary






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                                  EXHIBIT INDEX


Exhibit No.                               Description                   Page
-----------                               -----------                   ----
Exhibit 99.1                          Press Release dated
                                      September 7, 2000